<OUTSIDE FRONT COVER>
                                 THORNBURG
                                 VALUE FUND




                                  THORNBURG
                                    GLOBAL
                                  VALUE FUND





                                  Prospectus
                                 May 26, 1998


Not FDIC-Insured                                               May Lose Value
                                                            No Bank Guarantee

THORNBURG
VALUE FUND

THORNBURG
GLOBAL
VALUE FUND

Prospectus, May 26, 1998


Thornburg Value Fund and Thornburg Global Value Fund seek long-term capital appreciation by investing in portfolios of securities selected on a value basis. As a secondary consideration, each Fund also seeks some current income. Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

To learn more about the Funds and their investments, you can obtain a copy of the Funds' Statement of Additional Information (SAI) dated May 26, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call your financial advisor or Thornburg Securities Corporation at 1-800-847-0200.
___________________________________________________________________________

MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS (INCLUDING POSSIBLE LOSS OF PRINCIPAL) AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, AND ARE NOT INSURED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
___________________________________________________________________________

TABLE OF
CONTENTS


               1         The Funds at a Glance
               2         Expense Information
               4         Financial Highlights
               4         Management Discussion of Fund Performance
               5         Prior Performance of the Investment Advisor
               6         Investment Principles
               8         Securities and Investment Practices and Risks
              11         Buying Fund Shares
              13         Opening an Account
              15         Selling Fund Shares
              16         Information Services
              16         Individual Retirement Accounts
              18         Dividends, Capital Gains, and Taxes
              19         Transaction Details
              21         Exchange Restrictions
              21         Calculation of Performance
              22         TMC and TSC
              23         Breakdown of Expenses
              23         Management Fees and Administrative Services Fees
              23         Service and Distribution Plans
              24         Additional Information

Notes
-----

KEY FACTS

THE FUNDS AT A GLANCE

Goal of each Fund Long-term capital appreciation. Each Fund, as a secondary investment consideration, also seeks some current income. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

Strategy Thornburg Value Fund seeks its primary objective of capital appreciation by investing mainly in domestic equity securities selected on a value basis using traditional and additional fundamental research and valuation methods. Thornburg Global Value Fund has the same primary objective and uses a similar strategy, but invests throughout the world and normally will invest more than one-half of its assets outside the United States. As a secondary investment consideration, each of the Funds seeks to realize some current income through selection of dividend paying equity securities, and through the purchase of some preferred stocks and domestic and foreign debt securities.

Management The business and affairs of the Funds are managed by Thornburg Management Company, Inc. (TMC) under the direction of the Funds' Trustees. TMC was established in 1982 and currently manages $1.9 billion in mutual fund assets. TMC is committed to preserving and increasing the wealth of the mutual funds TMC manages. The key to growing real wealth is increasing buying power after taxes, inflation, and investment-related expenses.

Who May Want to Invest. The Funds may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. Each Fund is designed for those who seek capital appreciation and some current income from a conservative style of investing in equities and, when appropriate, fixed income securities. Neither Fund is in itself a balanced investment plan. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds.

The value of each Fund's investments and the income they generate varies from day to day, generally reflecting changes in market conditions, political and economic news, interest rates, dividends, and specific corporate developments. Although stock prices (and a Fund's share price) can fluctuate dramatically over the short term in response to these factors, stocks historically have shown greater growth than other types of securities. When you sell your Fund shares, they may be worth more or less than what you paid for them.

THE ROLE OF FINANCIAL ADVISORS

The Funds are generally available for purchase through professional financial advisors who are either registered and licensed with the National Association of Securities Dealers, Inc. or are registered as investment advisors with the Securities and Exchange Commission or state securities administrators. Professional financial advisors are often employed by full service investment firms, financial planning firms, banks, insurance companies, or trust companies, and offer their services to both individual and institutional investors. Professional financial advisors may assist you in developing an understanding of your financial needs and in formulating long-term investment goals and objectives. In addition, financial advisors customarily may offer individual investors help in developing realistic expectations, providing assistance in creating customized financial plans, selecting investments, and monitoring and reviewing portfolios on an ongoing basis to assure proper positioning of investments within the context of an overall investment strategy.

They are also available to answer questions as well as helping investors "stay the course" of their long-term investment programs. These professionals are often paid either by sales charges on the initial purchase of mutual funds or by charging a fee for ongoing investment advice and services. (See pages 11-14 for a full discussion of sales charges and exceptions for the Funds.)

Shareholder transaction expenses are charges you pay when you buy or sell shares of a Fund; for example, the 4.5% maximum sales charge on purchases of
a Fund's Class A shares.   Lower sales charges are available for purchases
over $50,000.  Sales charges may be waived or reduced for certain purchasers.

Operating expenses. Operating a mutual fund involves a variety of expenses for portfolio management, shareholder statements, tax reporting, and other services. These expenses are paid from each Fund's assets; their effect is factored into any quoted share price or return.

Buying and selling Fund shares. Information on buying Fund shares begins on page 11 and information on selling Fund shares begins on page 15.

EXPENSE INFORMATION

____________________________________________________________________________
SHAREHOLDER TRANSACTION EXPENSES
Thornburg Value Fund and Thornburg Global Value Fund
                                       Class A   Class C
                                       -------   -------
  Maximum sales charge on purchases    4.5%      None
  (as a % of offering price)

  Maximum sales charge on              None      None
  reinvested distributions

  Maximum contingent deferred sales    1.0%      1.0%
  sales charge (CDSC) on redemptions   <FN*>     <FN**>
  (as a % of the lesser of redemption
  proceeds or original purchase price)

<FN*>   Imposed only on redemption of purchases of $1 million
        or more or redemptions by certain employee benefit plans, if redemption occurs within one year of purchase.

<FN**>  Imposed only on redemptions within one year of purchase.

______________________________________________________________________

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

ANNUAL FUND OPERATING EXPENSES are paid out of the Funds' assets. The Funds pay management fees and administrative services fees to TMC. They also incur other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The Funds' expenses are factored into their share price or dividends and are not charged directly to shareholder accounts.

___________________________________________________________________________
Thornburg Value Fund
                                          Class A   Class C
                                          -------   -------

 Management Fee                            .88%      .88%
 12b-1 Fee                                 .25%     1.00%
 Other Expenses                            .40%      .50%
                                          -----     -----
 Total Fund Operating Expenses            1.53%     2.38%

Expenses reflect rounding and are restated to reflect current fees for
Thornburg Value Fund.  Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by regulations of the National Association of Securities Dealers, Inc.
2

Thornburg Global Value Fund
                                          Class A   Class C
                                          -------   -------

 Management Fee                            .88%      .88%
 12b-1 Fee                                 .25%     1.00%
 Other Expenses (after expense             .40%      .50%
                 reimbursements)          -----     -----
 Total Fund Operating Expenses            1.53%     2.38%

* Expenses reflect rounding. Other expenses are estimated and reflect a partial reimbursement by TMC. Absent these reimbursements, estimated other expenses for Class A would be 1.12% and total Fund operating expenses for Class A would be 2.25%;estimated other expenses for Class C would be 4.87%and total Fund operating expenses for Class C would be 6.75%.
  Long-term Class C shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by regulations of the National Association of Securities Dealers, Inc.

_____________________________________________________________________________
CLASS FEATURES
Class A No sales charge $1 million and over  Class C  1% contingent deferred
        (Subject to 1% contingent deferred            sales charge for one
        sales charge if redeemed within one           year - Maximum purchase
        year).                                        amount is less than $1
                                                      million
_____________________________________________________________________________

EXAMPLES OF EXPENSES
Examples:
Assuming a Fund's expense percentages remain the same, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period. Figures for Class A shares do not reflect a 1% contingent deferred sales charge (CDSC) imposed only on redemptions of purchases of $1 million or more or redemption by certain employee benefit plans and charitable organizations, if redemption occurs within one year of purchase.

THORNBURG VALUE FUND
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $60     $91      $125      $219
     Class C Shares      $34     $74      $127      $272

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $60     $91      $125      $219
     Class C Shares      $24     $74      $127      $272

THORNBURG GLOBAL VALUE FUND
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $61     $94      $130      $230
     Class C Shares      $34     $74      $127      $272

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:
                        1 Year  3 Years  5 Years  10 Years
                        ------  -------  -------  --------
     Class A Shares      $61     $94      $130      $230
     Class C Shares      $24     $74      $127      $272

EXPLANATION OF TABLES

The expense figures shown in the tables above are presented to assist the investor in understanding the various costs the investor will bear, assuming the expense percentages remain the same for the periods shown. THE INFORMATION IN THE TABLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. In particular, TMC may not waive fees or reimburse Fund expenses in the future.

FINANCIAL HIGHLIGHTS

This table presents for Thornburg Value Fund per share income and capital changes for a share outstanding throughout the periods shown. This information has been audited by McGladrey & Pullen, LLP, independent auditors, whose report thereon is incorporated by reference in the Fund's registration statement. The information should be read in conjunction with the Fund's 1997 Annual Report.

                                       Year Ended          Year Ended
                                   September 30, 1997  September 30, 1996<FN(a)>
                                   ------------------  -------------------------
Class of Shares                         A         C        A         C
---------------                        ---       ---      ---       ---
Net asset value, beginning of year   $14.50    $14.51   $11.94    $11.94
                                     ------    ------   ------    ------
Income from investment operations:
  Net investment income                 .21       .07      .28       .18
Net realized and unrealized
  gain on investments                  6.28      6.27     2.56      2.57
                                       ----      ----     ----      ----
Total from investment operations       6.49      6.34     2.84      2.75
Less dividends from:
  Net investment income                (.20)     (.08)    (.28)     (.18)
  Capital gains distributions          (.37)     (.37)
Change in net asset value              5.92      5.89     2.56      2.57

Net asset value, end of year         $20.42    $20.40   $14.50    $14.51
                                     ======    ======   ======    ======
Total return <FN(b)>                  46.01%    44.77%   24.02%    23.20%

Ratios/Supplemental Data
Ratios to average net assets:
   Net investment income               1.35%      .48%    2.48%     1.73%
   Expenses, after expense reductions  1.61%     2.49%    1.55%     2.30%
   Expenses, before expense reductions 1.61%     2.73%    2.16%     6.51%

Portfolio turnover rate               78.83%    78.83%   59.62%    59.62%
                                      ======    ======   ======    ======
Average commission rate per share      $.042     $.042    $.062     $.062
Net assets
  at end of year (000's omitted)     $66,893    $9,999  $15,438    $1,267

  <FN(a)> Fund commenced operations on October 1, 1995.
  <FN(b)> Sales loads are not reflected in computing total return.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Investment results for Thornburg Value Fund for the fiscal year ended September 30, 1997 were favorably affected by a strong domestic economy, growth in corporate profits and a good environment for stocks generally. As Measured by the Standard and Poors 500 Index, the market rose 37.82%. The net asset value per share for A and C class shares rose to $20.42 and $20.40 from $14.50 and $14.51 at the end of fiscal 1996, or 40.83% and 40.59%, respectively. Distributions for Class A and C shares were $0.57 and $0.45 per share respectively, including $0.37 per share in capital gains. While holdings by industry were broadly diversified, meaningful position size in selected technology and financial service issues contributed importantly to positive investment performance. Upward earnings revisions during the year coupled with modest increases in consumer prices created an ideal interest rate environment for favorable equity valuations.
                                                                          4

Thornburg Value Fund Index Comparison

Compares performance of Thornburg Value Fund and the Standard & Poor's 500 Index for the period October 1, 1995 to September 30, 1997. Past performance of the Index and the Fund may not be indicative of future performance. No results are shown for Thornburg Global Value Fund, which commenced operations on May 28, 1998.

         <In the prospectus, this table appears as two side-by-side graphs>
Class A Shares                          Class C Shares
               FUND        S&P                     FUND        S&P
             A Shares      500                   C Shares      500
             --------    -------                 --------    -------
10/01/95      $9,552     $10,000                 $10,000     $10,000
10/31/95       9,112       9,970        10/95      9,539       9,970
11/30/95       9,504      10,407        11/95      9,941      10,407
12/31/95       9,502      10,608        12/95      9,931      10,608
 1/31/96       9,791      10,968         1/96     10,225      10,968
 2/29/96      10,152      11,070         2/96     10,595      11,070
 3/31/96      10,490      11,177         3/96     10,947      11,177
 4/30/96      10,594      11,342         4/96     11,048      11,342
 5/31/96      10,869      11,634         5/96     11,326      11,634
 6/30/96      10,806      11,678         6/96     11,261      11,678
 7/31/96      10,830      11,162         7/96     11,278      11,162
 8/31/96      11,171      11,398         8/96     11,624      11,398
 9/30/96      11,846      12,039         9/96     12,320      12,039
 . . . .                                . . .
12/31/96      13,095      13,041        12/96     13,592      13,041
 3/31/97      13,092      13,392         3/97     13,567      13,392
 6/30/97      15,034      15,727         6/97     15,532      15,727
 9/30/97      17,296      16,904         9/97     17,836      16,904

Average Annual Total Return             Average Annual Total Return
(at max. offering price)                (at max. offering price)
Class A Shares One Year                 Class C Shares One Year
(12 mos. ended 9/30/97):  39.47%        (12 mos. ended 9/30/97):  43.77%
Since inception (10/1/95):  31.56%      Since inception (10/1/95):  33.60%

PRIOR PERFORMANCE OF INVESTMENT ADVISER

The graph below shows the performance data for TMC's Private Investment Account for the period November 1, 1990 to August 25, 1995, which preceded Thornburg Value Fund's commencement of investment operations. The graph shows the change in a $10,000 investment in the Private Investment Account, and compares that change to the change in the Standard & Poor's 500 Index for the same period. This information is presented to assist prospective investors in Thornburg Value Fund to evaluate TMC as an investment adviser.

TMC Private Investment Account
November 1, 1990 - August 25, 1995
<In the prospectus, this information appears as a graph>

Y-axis = $0.00 - $30,000
X-axis = Nov 90 - Aug 95

                        Private Account            Private Account
         S&P 500        adj. for Class A expense   adj. for Class C expense
         -----------    ------------------------   ------------------------
Nov 90   $10,000        $ 9,500                     $10,000
Oct 91   $13,210        $15,718                     $16,381
Oct 92   $14,530        $18,686                     $19,454
Oct 93   $16,530        $25,181                     $26,249
Oct 94   $17,510        $22,710                     $23,425
Aug 95   $21,067        $28,629                     $29,373

Average Annual Total Return
November 1, 1990 - August 25, 1995
Private Investment
Account Performance
Adjusted for:
  Class A Expenses     24.40%
  Class C Expenses     25.06%

S&P 500:               16.67%

The Private Investment Account was owned by TMC and was managed by TMC using investment objectives, policies and management techniques substantially similar to those of Thornburg Value Fund. This was the only such account managed by TMC. The performance of the account has been adjusted downward to 5 show what the results would have been assuming that expenses were charged at annual rates comparable to the expenses currently charged to Class A and Class C shares of Thornburg Value Fund. The current expense ratios for Class A and Class C Shares of Thornburg Value Fund as of the date of this prospectus are 1.53% and 2.38%, respectively. See "Expense Information."
The Class A expense adjustment assumes that the maximum Class A sales charge was imposed. The Class C adjustment assumes that the 1% sales charge on redemption was not imposed because no redemption occurred in the example shown. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of large company stocks in general; results shown for the S&P 500 assume the reinvestment of dividends, but do not include any expenses or sales charges. The Private Investment Account was not subject to the diversification requirements, investment limitations and tax restrictions imposed on Thornburg Value Fund by the Investment Company Act of 1940 and the mutual fund rules of the Internal Revenue Code, nor was the Private Investment Account subject to the need to redeem shares. Consequently, the performance results for the Account could have been adversely affected if the Account had been subject to those requirements. The Private Investment Account results are historical only, and are not intended to predict or suggest the returns which may or may not be realized by a future investment in Thornburg Value Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

THE FUNDS IN DETAIL

INVESTMENT PRINCIPLES

Thornburg Value Fund and Thornburg Global Value Fund are mutual funds, which pool investors' money and invest towards specified goals. Each Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. This goal is a fundamental policy of each Fund and may be changed only with shareholder approval. The secondary, non-fundamental investment consideration of each of the Funds is to seek some current income. The Value Fund expects to invest its assets primarily in domestic equity securities selected on a value basis. However, the Fund may buy foreign equity and debt securities, domestic debt securities and securities that are not currently paying dividends, but which, in TMC's opinion, offer prospects for capital appreciation and/or income. The Global Value Fund seeks long term growth of capital and some income by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities, including common stocks, preferred stocks, debt securities and securities representing the right to acquire stocks. The Global Value Fund normally will invest more than one-half of its assets in foreign securities.

The value of the Funds' investments varies based on many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds fluctuates based on changes in interest rates and in the credit quality of the issuer. In general, bond prices rise when interest rates fall, and vice versa. TMC may use various investment techniques to hedge the Funds' risks, but there is no guarantee that these strategies will work as TMC intends. When you sell your shares, they may be worth more or less than what you paid for them.

TMC intends to invest on an opportunistic basis, where it believes there is intrinsic value. The Funds' principal focus will be on traditional value stocks. However, the portfolios may include stocks and other securities that in TMC's opinion provide value in a broader or different context. Other contexts would include growing companies with consistent results, when they are selling below historic norms, as well as companies whose growth in products and services reflects social and economic changes. A Fund will typically buy the latter when they are out of favor. The relative proportions 6 of these different types of securities will vary over time. The portfolios of the Funds ordinarily will reflect a bias towards certain stocks or industries when those stocks or industries are depressed, reflecting unfavorable market perceptions of company or industry fundamentals. TMC anticipates that the portfolios ordinarily will have a weighted average dividend yield, before Fund expense, that is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks.

TMC primarily uses individual company and industry analysis when making investment decisions for the Funds. Each of the Funds will typically make equity investments in the following three types of companies:

          Companies which, in TMC's opinion, are financially sound companies with well established businesses whose stock is selling at low valuations relative to the company's net assets or potential earning power. The fortunes of this type of company are often cyclical, and these companies generally do well when the economy or their industry is doing well. TMC's judgment in evaluating these companies, or the industries in which they operate, will likely be contrary to the popular perception of the moment. These companies are often attractive candidates for corporate takeovers or restructuring when no single person or group owns a controlling interest.

          Consistent growth companies when they are selling at valuations below historic norms. Stocks in this category generally sell at premium valuations. The attractive feature of companies of this type is steady earnings and dividend growth. Typically, these companies have below average risk because of their financial strength, high profitability and dominant industry position.

          Rapidly growing companies that, in TMC's opinion, are in the process of establishing a leading position in a product, service or market and which TMC expects will grow, or continue to grow, at an above average rate. The stock price of these smaller, less seasoned companies will fluctuate more than the stock prices of the first two types of company listed above. Under normal conditions the proportion of each Fund invested in companies of this type will be modest when compared to the proportion invested in cyclical or consistent growth companies.

TMC selects securities, including equity securities, for inclusion in the Funds' respective investment portfolios based on total return potential. "Total return" means all elements of return including dividends (or interest) and price appreciation. TMC believes that investments in undervalued stocks, in addition to offering potential capital appreciation, will help limit the Funds' exposure to loss under adverse market conditions.

Value, for purposes of the Funds' selection criteria, relates both to current and to projected measures. Among the specific factors considered by TMC in identifying undervalued securities for inclusion in the Funds are:

     *  price/earnings ratio            *  undervalued assets

     *  price/sales ratio               *  relative earnings growth potential

     *  price to book value             *  industry growth potential

     *  price/cash flow ratio           *  industry leadership

     *  debt/capital ratio              *  dividend growth potential

     *  dividend yield                  *  franchise value

     *  dividend history                *  potential for favorable
                                           developments
     *  security and consistency
        of revenue stream

The Funds may invest in the stock of issuers of any size, including stocks of small, unseasoned issuers.

Debt securities will be considered for investment when TMC believes them to be more attractive than equity alternatives. When analyzing debt security alternatives, TMC will ordinarily consider the issuer's overall financial strength as well as prevailing market conditions for debt securities as opposed to equities.

SECURITIES AND INVESTMENT PRACTICES AND RISKS

The following pages contain more detailed information about types of instruments in which the Funds may invest, and strategies TMC may employ in pursuit of the Funds' investment objectives. The risks and the Funds' investment restrictions associated with these instrument types and investment practices are summarized as well. A complete listing of the Funds' policies and limitations and more detailed information about the Funds' investments is contained in the Funds' Statement of Additional Information (SAI). Some of the Funds' policies and restrictions are fundamental, that is, subject to change only with shareholder approval. All policies and restrictions, other than those identified as fundamental, may be changed without shareholder approval. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances, except that securities will be sold or other appropriate action will be taken at any time it is necessary to comply with the borrowing restrictions described below. Each of the Funds expects to have a weighted average dividend yield, before Fund expenses, which is higher than the yield of the Standard & Poor's Composite Index of 500 Stocks

TMC may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Fund achieve its goal. Current holdings are described in the Funds' financial reports which are sent to shareholders quarterly. For a free SAI or financial report, call 800-847-0200.

Diversification. Diversifying a mutual fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Restrictions. With respect to 75% of its total assets, neither the Value Fund nor the Global Value Fund may invest more than 5% of its total assets at the time of purchase in any one issuer. Neither may invest more than 25% of its total assets at the time of purchase in any one industry. These limitations do not apply to U.S. Government securities. These are fundamental limitations.

Equity Securities may include common stocks, preferred stocks, convertible securities, warrants, ADRs (American Depository Receipts or GDR's), equity benchmark shares, partnership interests and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

         Restrictions. With respect to 75% of total assets, the Funds may not own more than 10% of the outstanding voting securities of a single issuer. This is a fundamental limitation.

Investments in smaller companies. The Funds may invest in the stock or debt securities of smaller or unseasoned issuers. Although investments in these companies may offer greater prospects for appreciation, they involve additional risks because of limited product lines, limited access to markets and financial resources, and greater vulnerability to competition and changes in markets. Additionally, the value of these securities may fluctuate more, and they may be more difficult to sell, particularly in declining markets.

Investments in Other Investment Companies. The Funds may invest in securities of closed end investment companies. Up to 5% of a Fund's total assets at the time of purchase may be invested in any one investment company, provided that after its purchase no more than 3% of that investment company's outstanding stock is owned by the Fund, and provided further, that no more than 10% of the Fund's total assets are invested in investment companies. TMC will charge an advisory fee on the portion of the Funds' assets that are invested in securities of other investment companies. Thus shareholders will be paying a "double fee" on those assets since the advisers of the investment companies also will be charging fees on the same assets. In addition, each Fund may in the future pool its assets with other companies in one investment company upon a specific determination by the Trustees that the investment is in the best interests of shareholders. See "Organization of the Funds" on page 22.

Debt Securities. The Funds may buy debt securities of any type. Bonds and other debt instruments, including convertible debt securities, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities have varying degrees of quality and varying levels of sensitivity to changing interest rates. Longer-term debt securities are generally more sensitive to interest rate changes than short term debt securities.

Lower-quality debt securities (sometimes called "junk bonds" or "high yield securities") are rated below investment grade by the primary rating agencies, and are often considered to be speculative. These securities involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or increasing interest rates, or in response to adverse publicity, reductions in ratings or changes in investor perceptions.

     Restrictions. A Fund may not invest more than 35% of its assets at the time of purchase in lower quality debt securities (those rated below Baa by Moody's or BBB by S&P, and unrated securities judged by TMC to be of equivalent quality). Refer to the Funds' SAI for a discussion of these ratings.

Foreign Securities and foreign currencies may involve additional risks. Securities of foreign issuers, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Foreign securities also are subject to greater political risk, including nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for the Funds' investments could be subject to unfavorable judicial or administrative changes. Further, governmental issuers may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. Moreover, the economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors.

These factors could make foreign investments more volatile, particularly in the case of the Global Value Fund since it will typically invest more than 50% of its assets in non-U.S. investments. The Value Fund will only invest in companies domiciled in a country whose currency is freely convertible into U.S. dollars, or in companies (such as oil production companies) in other countries whose business is conducted primarily in U.S. dollars. Investment companies whose business is conducted in U.S. dollars could involve securities of issuers located in developing countries. The Global Value Fund may invest in companies domiciled in any country, including developing countries. Risks of investment in developing countries may be greater than risks otherwise pertaining to foreign securities due to conditions in these countries, including illiquid or volatile markets, increased difficulty in repatriating assets and earnings, reduced or uncertain legal protections for investors, and greater political instability.

Adjusting Investment Exposure. The Funds can use various techniques to increase or decrease their exposure to changing securities prices, interest rates, currency exchange rates, commodity prices, or other factors that affect securities values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short. TMC can use these practices to adjust the risk and return characteristics of the Funds' portfolios of investments. If TMC judges market conditions incorrectly or employs a strategy that does not correlate well with the Funds' investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. Losses could result from the Funds' inability to close out futures or options positions. These techniques may increase the price volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Other Securities include short-term, highly liquid securities, such as time certificates of deposit, and investment grade short-term corporate debt obligations and commercial paper. Each Fund may, under normal conditions, hold a portion of its assets in other securities pending investment of idle funds or to provide liquidity. During temporary defensive conditions, each Fund may invest up to 100% of its assets in other securities. If any certificate of deposit is non-negotiable, and it matures in more than seven days, it will be considered illiquid.

Repurchase Agreements. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the security at a higher price. See "Borrowing" below.

Illiquid and Restricted Securities. Some investments may be determined by TMC, under the supervision of the Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of other securities, including illiquid securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a Fund.

     Restrictions. A Fund may not purchase a security if, as a result, at the time of purchase more than 10% of its assets would be invested in illiquid securities.

Borrowing. Each Fund may borrow from banks or through reverse repurchase agreements. If a Fund borrows money, its market exposure and risk will increase, and its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Restrictions. Each Fund may borrow only for temporary or emergency purposes or in connection with reverse repurchase agreements, but not in an amount exceeding 33-1/3% of its total assets. This is a fundamental limitation.

Securities Lending. Lending securities to broker-dealers and other institutions is a means of earning income. This practice could result in a loss or a delay in recovering a Fund's securities.

     Restrictions. Loans, in the aggregate, may not exceed 33-1/3% of a Fund's total assets.

Portfolio Turnover. The Value Fund's portfolio turnover rate for the year ended September 30, 1997 was 78.83% The Adviser does not anticipate that either Fund's portfolio turnover rate ordinarily will exceed 100%. This rate will vary from time to time, and higher turnover rates may result in higher brokerage commissions, dealer mark-ups and transaction costs, and also could result in taxable capital gains.

YOUR ACCOUNT

BUYING FUND SHARES - IN GENERAL

The Funds currently issue multiple classes of shares, and Class A and Class C shares are offered through this Prospectus. Each share represents an equal undivided interest in its Fund's assets, and each Fund has investment objectives and an investment portfolio common to all classes. The different classes may have different sales charges and other expenses which may affect performance.

Class A shares are sold subject to a sales charge which is deducted at the time you purchase your shares. The Funds' distributor deducts the Class A sales charge shown in the table on the next page and invests the balance of your investment at net asset value. This class also pays a service fee. Class C shares are sold at net asset value, and pay service and distribution fees. The service and distribution fees are Fund expenses which are deducted from the income of each class. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) if redeemed within one year of purchase. If you do not specify a class of shares in your order, your money will be invested in Class A shares.

When you purchase shares, the price is based on the net asset value next determined after receipt of your order. The net asset value (NAV) is the value of a share and is computed for each class by adding the value of investments, cash and other assets for the class, subtracting liabilities and then dividing by the number of shares outstanding. Share price is normally calculated at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for business.

Financial advisors and others who sell shares of the Funds receive different compensation for selling different classes of the Funds' shares. Fund shares may be purchased through firms which have agreements with the Funds' distributor, Thornburg Securities Corporation (TSC), or through TSC in those states where TSC is registered. Investors may telephone TSC at 1-800-847-0200 to obtain more information concerning classes of shares available to them through their financial advisors. Investors also may obtain information respecting the classes of shares through their financial advisor or other person who is offering or making available the classes of shares described in this Prospectus. All orders are subject to acceptance by the Funds, and each Fund and TSC reserve the right to refuse any order in whole or in part.

BUYING CLASS A SHARES

When you buy Class A shares the sales charge applicable to your investment is deducted and the balance is invested at the NAV. Because the fees for Class A shares are lower than for Class C shares, Class A shares pay higher dividends than Class C shares. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C shares for a given amount invested. If you are in any of the special classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Right of Accumulation or Letter of Intent you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

Letters of Intent. If you intend to invest in a Fund, over the course of 13 or fewer months, an amount of money that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent (LOI). Each investment you make during the 13 months will be charged the reduced sales commission applicable to the amount stated in your LOI. You do not have to reach the goal you set. If you don't, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSC, or TSC will redeem a sufficient number of your shares in the Fund to obtain the difference.

____________________________________________________________________________
                                 Class A Shares          Dealer Concession
                               Total Sales Charge       or Agency Commission
                        As Percentage     As Percentage      As Percentage
                      of Offering Price of Net Asset Value of Offering Price
                      ----------------- ------------------ -----------------
Less than $50,000            4.50%         4.71%               4.00%
$50,000 to 99,999.99         4.00%         4.17%               3.50%
$100,000 to 249,999.99       3.50%         3.63%               3.00%
$250,000 to 499,999.99       3.00%         3.09%               2.50%
$500,000 to 999,999.99       2.00%         2.04%               1.50%
$1,000,000 and over          0.00%         0.00%               <FN*>

<FN*> TSC intends to pay a commission of 1% to financial advisors who place orders from $1 million to $2 million, a commission of .7% for portions of any such trade exceeding $2 million and less than $4 million, and a commission of .5% for portions of any such trade exceeding $4 million. A 1% CDSC will be imposed on redemptions of any such purchases which occur within 1 year. TMC and TSC also will make payments to dealers described below under "Service and Distribution Plans."

      At certain times, for specific periods, TSC may reallow up to the full sales charge to all dealers who sell Fund shares. These "full reallowances" may be based upon the dealer reaching specified minimum sales goals. TSC will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws. TMC or TSC also may pay additional cash or non-cash compensation to dealer firms which have selling agreements with TSC. These firms may pay additional compensation to financial advisors who sell Fund shares. Non-cash compensation may include travel and lodging in connection with seminars or other educational programs.

___________________________________________________________________________

Rights of Accumulation. Each time the value of your account plus the amount of any new investment passes one of the breakpoints illustrated in the table above, the amount of your new investment in excess of the breakpoint will be charged the reduced sales charge applicable to that range.

Waivers. You may purchase Class A shares of a Fund with no sales charge if you notify TSC or the Fund's transfer agent, NFDS, at the time you purchase shares that you belong to one of the categories below:

     A shareholder who redeemed Class A shares of a Thornburg Fund. For two years after such a redemption you will pay no sales charge on amounts you reinvest in Class A shares of Thornburg Value Fund or Global Value Fund, if you held the original shares for at least 60 days before the redemption. If you held the original shares for less than 60 days, you will pay a sales charge equal to the amount, if any, by which the Thornburg Value Fund or Global Value Fund sales charge exceeds the sales charge you paid when buying the original shares.

     Customers of bank trust departments, companies with trust powers, investment dealers and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by those persons.

     A shareholder of a Thornburg Bond Fund who is automatically reinvesting bond fund dividends into shares of either Fund.

     An officer, trustee, director, or employee of TMC (or any investment company managed by TMC), TSC, any affiliated Thornburg Company, the Fund's Custody Bank or Transfer Agent and members of their families.

     Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. (NASD); employees of financial planning firms who place orders for a Fund through a member in good standing the with NASD; the families of both types of employees. Orders must be placed through an NASD member firm which has signed an agreement with TSC to sell Fund shares.

     Investors purchasing $1 million or more. However, a contingent deferred sales charge of 1% applies to shares redeemed within one year of purchase.

     A shareholder who redeems from another mutual fund. If your financial advisor's firm has arranged this with TMC, you may purchase shares of a Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with your direct purchase order:
     (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This privilege may be terminated anytime by TSC or the Fund without notice.

     Certain employee benefit plan and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TMC or TSC intend to pay a sales fee of up to 1% to financial advisors who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase.

     Charitable organizations or foundations, including trusts established for the benefit of charitable organizations or foundations. TMC or TSC intend to pay a commission of up to 1% to financial advisors who place orders for these purchasers. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase.

     Those persons who are determined by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to a Fund or Distributor.

     Purchases placed through a broker that maintains one or more omnibus accounts with the Funds provided that such purchases are made by: (i) financial advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such financial advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such financial advisor or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

BUYING CLASS C SHARES

Class C shares are sold at the NAV next determined after your order is received. Class C shares are charged higher annual expenses than Class A shares. Class C shares carry a 1% CDSC for a period of one year. The CDSC is not charged against shares you buy by reinvesting dividends or capital gains distributions. Purchases of $1,000,000 or more of Class C shares will not be accepted.

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

Complete and sign an account application and give it, along with your check, to your financial advisor. You may also open your account by telephone or mail as described above. If there is no application accompanying this Prospectus, call 800-847-0200.

If you are investing through a tax-sheltered retirement plan (such as an IRA) for the first time, you will need a special application. Retirement investing also involves its own investment procedures. See "Individual Retirement Accounts and Retirement Plans" and consult your financial advisor or call 800-847-0200 for more information.

If you buy shares by check and then redeem those shares, the payment may be delayed for up to 15 business days to ensure that your previous investment has cleared.

OPENING AN ACCOUNT
____________________________________________________________________________
Buying Shares               To Open An Account         To Add To An Account
----------------------------------------------------------------------------
 In                         Minimum                    Minimum
 --                         -------                    -------
 Regular Accounts           $5,000                     $100

 Retirement Accounts        $2,000                     $100

 Automatic Investment Plans $  100                     $100

 Through your               Consult with your          Consult with your
 Financial Advisor          financial advisor.         financial adviser.

 By Telephone               Exchange from another      Exchange from another
 800-847-0200               Thornburg fund account     Thornburg fund account
                            with the same registra-    with the same regis-
                            tion, including name,      tration, including
                            address, and taxpayer      name, address, and
                            ID number.                 taxpayer ID number.

 By Mail                    Complete and sign the      Make your check
                            application. Make your     payable to the appli-
                            check payable to the       cable Thornburg Fund.
                            applicable Thornburg       Indicate your fund
                            Fund. Mail to the address  account number on your
                            indicated on the           check and mail to the
                            application.               address printed on
                                                       your statement.

 Automatic Investment       Use one of the above       Uses Automated
 Plan                       procedures to open         Clearing House funds.
                            your account. Obtain an    Sign up for this
                            Automatic Investment Plan  service when opening
                            form to sign up for this   your account, or
                            service.                   call 1-800-847-0200
                                                       to add to it.
____________________________________________________________________________

Street-Name Ownership of Shares

Some securities dealers offer to act as owner of record of Fund shares as a convenience to investors who are clients of those firms and shareholders of the Funds. Neither the Funds nor the Transfer Agent can be responsible for failures or delays in crediting shareholders for dividends or redemption proceeds, or for delays in reports to shareholders if a shareholder elects to hold Fund shares in street-name through a brokerage firm account rather than directly in the shareholder's own name. Further, neither the Fund nor the Transfer Agent will be responsible to the investor for any loss to the investor due to the brokerage firm's failure, its loss of property or funds, or its acts or omissions. Shareholders whose shares are held of record by a broker or other financial advisor should direct account inquiries to the broker or financial advisor, instead of their Fund or TSC. Prospective investors are urged to confer with their financial advisor to learn about the different options available for owning mutual fund shares.

____________________________________________________________________________
 REDEEMING SHARES                ACCOUNT TYPES          SPECIAL REQUIREMENTS
----------------------------------------------------------------------------
 Through Your Financial Advisor  All account types      Consult with your
                                                        financial advisor.
 By Mail                         Individual,            Your financial
   Send to:                      Joint Tenant,          advisor may charge a
   NFDS                          Sole Proprietorship,   fee.  The letter of
   c/o Thornburg Funds           UGMA, UTMA             instruction must be
   P.O. Box 419017                                      signed by all persons
   Kansas City, MO                                      required to sign for
   64141-6017                                           transactions, exactly
                                                        as their names appear
                                                        on the account, and
                                                        must include:
                                                         * Your name,
                                                         * The Fund's name,
                                                         * Your Fund account
                                                           number,
                                                         * The dollar amount
                                                           or number of
                                                           shares to be
                                                           redeemed,
                                                         * Any other
                                                           applicable
                                                           requirements
                                                           listed above,
                                                         * Signature
                                                           guarantee,
                                                           if required.
                                 Retirement Account     The account owner
                                                        should complete a
                                                        retirement distri-
                                                        bution form. Call
                                                        800-847-0200 to
                                                        request one.

                                 Trust                  The trustee must
                                                        sign the letter
                                                        indicating capacity
                                                        as trustee. If the
                                                        trustee's name is not
                                                        in the account
                                                        registration, provide
                                                        a copy of the trust
                                                        document certified
                                                        within the last 60
                                                        days.

                                 Business or            At least one person
                                 Organization           authorized by corpo-
                                                        rate resolution to
                                                        act on the account
                                                        must sign the letter
                                                        which must be signa-
                                                        ture guaranteed.
                                                        Include a corporate
                                                        resolution with
                                                        corporate seal.

                                 Executor, Adminis-     Call 800-847-0200
                                 trator, Conservator    for instructions.
                                 Guardian

 By Telephone                    All Account Types      You must sign up for
 800-847-0200                    Except Retirement      this feature before
                                 and Street-Name        using it.
                                 Accounts               Minimum Wire $1,000
                                                        Minimum Check $50.00

 By Systematic Withdrawal Plan   All Account Types      You must sign up for
                                                        this feature to use
                                                        it.
                                                        Minimum Account
                                                        Balance $10,000
                                                        Minimum Check $50.00
_____________________________________________________________________________

SELLING FUND SHARES

You can withdraw money from your Fund account at any time by redeeming some or all of your shares (selling them back to the Fund either directly or through your financial advisor). Your shares will be purchased by the Fund at the next share price (NAV) calculated after your order is received in proper form. The amount of the CDSC, if any, will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. Similarly, no CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. Share price is normally calculated at 4 p.m. Eastern time.

To sell shares in an account, you may use any of the methods described below.

To sell shares in a State Street Bank (Custodian) retirement account, your request must be made in writing, except for exchanges to other Thornburg funds, which can be requested by phone or in writing. Call 1-800-847-0200 for further information.

If you are selling some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open.

Certain requests must include a signature guarantee. It is designed to protect you and your Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

     * You wish to redeem more than $10,000 worth of shares,
     * Your account registration has changed within the last 30 days,
     * The check is being mailed to a different address than the one on your account (record address),
     * The check is being made payable to someone other than the account owner, or
     * The redemption proceeds are being transferred to a Thornburg account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (STAMP). A notary public cannot provide a signature guarantee.

INVESTOR SERVICES

Thornburg Funds provides a variety of services to help you manage your account.

INFORMATION SERVICES

Thornburg Funds' telephone representatives are available Monday through Friday from 7:30 am to 4:30 pm Mountain Time. Whenever you call, you can speak with someone equipped to provide the information or service you need.

Thornburg Funds' Audio Response system is available 24 hours a day, 365 days a year. This computerized system gives you instant access to your account information and up-to-date figures on all of the Thornburg Funds.

Statements and Reports that Thornburg Funds send to you include the following:

    *  Account statements after every transaction affecting your account
    *  Quarterly account statements
    *  Financial reports (every six months)
    * Cost basis statement (at the end of any year in which you redeem shares)

INDIVIDUAL RETIREMENT ACCOUNTS AND RETIRMENT PLANS

Shares of the Funds may be purchased by retirement plans and in connection with individual retirement plans (IRA's). The purchase of shares may be limited by the governing instrument of any such plan. The minimum initial investment imposed by the Funds in connection with an IRA is $2,000.

A standardized IRA is available through TSC for individuals wishing to open an IRA. The cost to open an IRA under this program is $10,the annual fee is $10 for each Fund purchased through the IRA, and the fee for a termination of the IRA or a rollover or transfer to a successor custodian is $10. State Street Bank and Trust Company, as custodian for the program, may amend the provisions of the IRA's opened through the program to assure continued qualification under the Internal Revenue Code or for other reasons.

If you are considering establishing a retirement plan or purchasing a Fund's shares in connection with a retirement plan, you should consult with your attorney or tax adviser with respect to plan requirements and tax aspects pertaining to you.

TRANSACTION SERVICES

Automatic investment plan. One easy way to pursue your financial goals is to invest money regularly. Thornburg Funds let you transfer as little as $100 from your bank account into your Fund account on a weekly, monthly or quarterly basis, automatically. Because the Fund's Automatic Investment Plan has a lower minimum than a regular purchase, it is an ideal way for beginning investors to invest in the Fund. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 800-847-0200 and speak to a Fund Customer Service Representative for more information.

Exchange privilege. You may exchange Class A shares of any other Thornburg Fund for Class A shares of Thornburg Value Fund or Thornburg Global Value Fund. You will pay the difference between the front end sales charge you paid, if any, on the other fund and the front end sales charge applicable to the Fund if you have not held the original shares for a minimum of 60 days. If you are exchanging from the Fund into another Thornburg fund, you may qualify for a reduced sales charge or no sales charge on that fund. Please consult the reinvestment privilege information in the Prospectus of the other Thornburg fund. Note that exchanges out of a fund may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 21.

Systematic Withdrawal Plans let you set up periodic redemptions from your account. Because of the Fund's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares on a regular basis.

Telephone Redemption. If you completed the telephone redemption section of your application when you first purchased your shares, you may easily redeem any class of shares by telephone simply by calling a Fund Customer Service Representative before 2:30 Eastern time. Money can be wired directly to the bank account designated by you on the application or sent to you in a check. The Funds' Transfer Agent may charge a fee for a bank wire. This fee will be deducted from the amount wired.

If you did not complete the telephone redemption section of your application, you may add this feature to your account by calling your Fund for a telephone redemption application. Once you receive it, please fill it out, have it signature guaranteed and send it to:
                                    c/o NFDS
                                    Thornburg Funds
                                    P.O. Box 419017
                                    Kansas City, MO  64141-6017
The Funds, TSC, TMC and the Funds' Transfer Agent are not responsible for, and will not be liable for, the authenticity of withdrawal instructions received by telephone or the delivery or transmittal of the redemption proceeds if they follow instructions communicated by telephone that they reasonably believe to be genuine. By electing telephone redemption you are giving up a measure of security you otherwise may have by redeeming shares only with written instructions, and you may bear the risk of any losses resulting from telephone redemption. The Funds' Transfer Agent will attempt to implement reasonable procedures to prevent unauthorized transactions, and a Fund or its Transfer Agent could be liable if these procedures are not employed. These procedures will include recording of telephone transactions, providing written confirmation of such transitions within 5 days, and requesting certain information to better confirm the identity of the caller at the time of the transaction.

SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each Fund distributes substantially all of its net income and realized capital gains to shareholders each year. Each Fund will distribute its net investment income quarterly, and will distribute any net realized capital gains at least annually. Capital gains distributions normally will be declared and payable in December.

Distribution Options Each Fund earns dividends from stocks and interest from bond, money market, and other investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gain distributions. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at any time.

Capital Gains

     Reinvestment Option. Your capital gain distributions will be automatically reinvested in additional shares of your Fund.
     If you do not indicate a choice on your application, you will be assigned this option.

     Cash Option. You will be sent a check for your capital gain distributions.

Dividends

     Reinvestment Option. Your dividend distributions will be invested automatically in additional shares of your Fund. If you do not indicate a choice on your application, you will be assigned this option.

     Cash Option. You will be sent a check for your dividend distributions.

Shares purchased through reinvestment of a Fund's dividend and capital gain distributions are not subject to the Fund's sales charge or contingent deferred sales charge.

TAXES

As with any investment, you should consider how your investment in either Fund will be taxed. The following paragraphs outline the federal income tax consequences of an individual's investment in the Funds. Investments by persons who are not individuals, and investments through tax-deferred retirement accounts will have different consequences and state tax rules may differ. Prospective investors having questions about these issues should consult their tax advisors.

Taxes on Distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. For federal tax purposes, a Fund's income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement showing the taxable distributions paid to you in the previous year. You should consult with your tax advisor for the correct federal and state treatment of distributions.
____________________________________________________________________________
TURNOVER AND CAPITAL GAINS

The Funds do not intend to engage in short-term trading for profits. Their primary goal is long-term capital appreciation. Nevertheless, when a Fund believes that a security will no longer contribute to that goal, it will normally sell that security. When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. A fund must, by law, distribute capital gains, net of any losses, to its shareholders. Whether you reinvest your capital gains distributions or take them in cash, the distribution is taxable. To minimize taxable capital gain distributions, each Fund will realize available capital losses, when, in the judgment of the portfolio manager, the integrity and potential appreciation of the portfolio would be unaffected by doing so.
____________________________________________________________________________

Taxes on Transactions. Your redemptions, including exchanges to other Thornburg funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund you will be sent a confirmation statement showing how many shares you sold and at what price.
At the end of the year your Fund will also send you a statement showing the average cost basis of the shares you redeemed. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of federal and state taxes to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

Effect of Foreign taxes. The Funds may pay withholding or other taxes to foreign governments during the year. These taxes reduce the Funds' distributions, but are included in the taxable income reported on your tax statement. You may be able to claim an offsetting tax credit or itemized deduction for foreign taxes paid by the Fund. Your tax statement will generally show the amount of foreign tax for which a credit or deduction may be available.

TRANSACTION DETAILS

Each Fund is open for business each day the New York Stock Exchange (NYSE) is open. Each Fund normally calculates its NAV for each class of shares (and offering price for Class A shares) as of the close of business of the NYSE, normally 4 p.m. Eastern time. The Fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of foreign markets, assets are valued by a method that the Trustees believe accurately reflects fair value.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions.

You may initiate many transactions by telephone. Note that a Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. The Funds will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you want the ability to redeem and exchange by telephone, fill in the appropriate section of the application. If you have an existing account to which you wish to add this feature, call the Funds for a telephone redemption application. If you are unable to reach the Funds by phone (for example, during periods of unusual market activity), consider placing your order by mail or by visiting your financial advisor.

Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 21. Purchase orders may be refused if, in TMC's opinion, they would disrupt management of a Fund.

When you place an order to buy shares, your order will be processed at the next share price calculated after your order is received. If you open or add to your account yourself rather than through your financial advisor please note the following:

    * All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
    *  The Funds do not accept cash.
    * If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its transfer agent has incurred.

When you buy shares of the Funds or sell them through your financial advisor you may be charged a fee for this service. Please read your financial advisor's program materials for any additional procedures, service features or fees that may apply.

Certain financial institutions which have entered into sales agreements with TSC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a Fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.

Each Fund may authorize certain securities brokers to accept on its behalf purchase and redemption orders received in good form, and some or these brokers may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. Provided the order is promptly transmitted to the Fund, the Fund will be deemed to have received a purchase or redemption order at the time it is accepted by such an authorized broker or its designee, and customer orders will be priced based upon the Fund's net asset value next computed after the order is accepted by the authorized broker or its designee.

When you place an order to sell shares your shares will be sold at the next NAV calculated after your request is received in proper form. (Except that a CDSC will be deducted from Class C share redemptions within one year of share purchase, and from Class A share redemptions within one year of purchase if the initial purchase was $1 million or more or purchase was made by certain charitable organizations or employee benefit plans.) Note the following:

    * Consult your financial advisor for procedures governing redemption through his or her firm.
    * If you redeem by mail the proceeds will normally be mailed to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven days to pay you.
    * Telephone redemptions sent over the wire generally will be credited to your bank account on the business day after your phone call.
    * Each Fund may hold payment on redemptions until it is reasonably satisfied that investments made by check have been collected, which can take up to 15 business days.
    * Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
    * No interest or earnings will accrue or be paid on amounts represented by uncashed distribution or redemption checks.
    * To the extent consistent with state and federal law each Fund may make payment of share redemptions either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder. They may, however, limit such cash redemptions by each shareholder during any 90 day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.
       This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits its withdrawal. In the case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the applicable Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

EXCHANGE RESTRICTIONS

As a shareholder, you have the privilege of exchanging shares of the Funds for shares of other Thornburg funds. However, you should note the following:

    * The fund you are exchanging into must be registered for sale in your state.
    * You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
    *  Before exchanging into a fund, read its prospectus.
    * If you exchange into a fund with a higher sales charge you will pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging if the shares originally purchased have been held less than 60 days. For example, if you had already paid a sales charge of 2.5% on your shares and you exchange them within 60 days of purchase into a fund with a 4.5% sales charge, you would pay an additional 2% sales charge.
    *  Exchanges may have tax consequences for you.
    * Because excessive trading can hurt fund performance and shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Fund in any calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
    * The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations.
    * Each Fund reserves the right to refuse exchange purchases by any person or group if, in TMC's judgement, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
    * Your exchanges may be restricted or refused if either Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund.

Although each Fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The Fund reserves the right to terminate or modify the exchange privilege in the future.

CALCULATION OF PERFORMANCE

Each Fund will from time to time display performance information, including total return, average annual return and current dividend return, in advertising, sales literature and reports to shareholders. Each Fund's performance ordinarily will be expressed as "total return," which is the change in share value over time, assuming reinvestment of any dividends and capital gains. "Cumulative total return" describes total return over a stated period, while "average annual total return" is a hypothetical rate of return which, if achieved annually, would have produced the same cumulative total return if performance had been constant for the period shown. Average annual return tends to reduce variations in return over the period, and investors should recognize that the average figures are not the same as actual annual returns. The Fund may display return information for differing periods without annualizing the results and without taking sales charges into effect.

A Fund's "yield" also may be displayed. Yield is computed by dividing the Fund's net interest and dividend income for a given 30 days or one month period by the maximum share offering price at the end of the period. The result is "annualized" to arrive at an annual percentage rate. In addition, the Fund may use the same method for 90 day or quarterly periods. All performance figures are calculated separately for Class A and Class C shares. The figures are historical, and do not predict future returns.

Advertisements, sales literature and reports may describe current investment strategies, market and economic conditions and specific portfolio holdings. These materials may compare the total return, yield, net asset value, volatility or other portfolio measures of the Fund to other investments, other mutual funds, mutual fund indices or averages, and broader indices or markets, such as the Standard & Poor's 500 Stock Index, the NASDAQ composite or the consumer price index. These materials also may discuss the performance ratings, index comparisons or commentary published by mutual fund statistical, ranking or rating services, such as Morningstar or Lipper Analytical Services, Inc. or publications such as Forbes or Money Magazine.

ORGANIZATION OF THE FUNDS

Each of the Funds is a diversified series of Thornburg Investment Trust, a Massachusetts business trust organized as a diversified, open-end investment company.

The Funds are governed by Trustees who are responsible for supervising the business and affairs of the Funds. The Trustees are individuals experienced in business who meet throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The majority of Trustees are not otherwise affiliated with Thornburg Management Company, Inc. (TMC) or Thornburg Securities Corporation (TSC).

Each of the Funds may hold special shareholder meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental investment policies, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the number of shares you own.

Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by TMC in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but may not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees determined it to be in the best interest of the participating Fund and its shareholders.

TMC and TSC

The Funds are managed by TMC, which chooses the Funds' investments and handles their business affairs. TMC performs investment management services for the Funds under the terms of an Investment Advisory Agreement which specifies that TMC will select investments for the Funds, monitor those investments and the markets generally, and perform related services. TMC also performs administrative services specific to Class A and Class C shareholders under an Administrative Services Agreement which requires TMC to supervise, administer and perform certain services necessary for the maintenance of shareholders' accounts. See "Breakdown of Expenses" on page 23.

William Fries, a Managing Director of TMC and a Vice President of Thornburg Investment Trust, is the portfolio manager of Thornburg Value Fund and Global Value Fund, which he has managed since their respective inceptions. Before joining TMC in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company. Mr. Fries is assisted by other employees of TMC.

H. Garrett Thornburg, Jr., a Trustee and President of the Trust, of which the Funds are series, is the controlling stockholder of both TMC and TSC.

Thornburg Securities Corporation (TSC) distributes and markets the Thornburg Funds.

TMC may use TSC and other firms that sell Fund shares to carry out the Funds' transactions, provided that the Funds receive brokerage services and commission rates comparable to those received from or charged by other broker-dealers.

BREAKDOWN OF EXPENSES

Like all mutual funds, each Fund pays fees related to its daily operations. Expenses paid out of the Funds' assets are reflected in their share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Funds pay management fees to TMC for managing their investments and business affairs. The Funds also pay their other expenses.

TMC may, from time to time, agree to reimburse a Fund for management fees and other expenses above a specified limit. TMC retains the ability to be repaid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. These arrangements may be terminated by TMC at any time. Fee waivers and expense reimbursements will increase a Fund's return (or reduce losses), and repayment of waivers or reimbursements will lower a Fund's return.

MANAGEMENT FEES AND ADMINISTRATIVE SERVICES FEES

TMC provides investment management services under an Investment Advisory Agreement which provides for an investment management fee, payable monthly, and computed for each Fund at an annual rate shown in the adjoining scale as a percentage of the Fund's average daily net assets.

TMC also receives a monthly fee from each Fund for performing certain administrative services for Class A and Class C shares calculated at an annual rate of .125% of average daily net assets.

______________________________________________
Investment Management Fee
Net Assets of the Fund        Annual Rate
----------------------        -----------
0 to $500 million                .875%
$500 million to $1 billion       .825%
$1 billion to $1.5 billion       .775%
$1.5 billion to $2.0 billion     .725%
Over $2.0 billion                .675%
______________________________________________

SERVICE AND DISTRIBUTION PLANS

Service Plan - Both Classes. Class A and Class C shares of each Fund have adopted a Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Service Plan permits each class to reimburse TMC for these payments at annual rates of up to .25% of the class's net assets. No assets of any class will be used to reimburse expenses attributable to any other class.

Class C Distribution Plan. Each Fund has adopted a Class C Distribution Plan applicable to Class C shares, under which the Fund will pay to TSC on a monthly basis an annual distribution fee of up to .75% of the average daily net assets attributable to Class C shares. This distribution fee is in addition to the service fee described above under "Service Plan - Both

Classes" and is charged to and reduces the income allocated to Class C shares. TSC intends to use these amounts principally to compensate dealers (including banks) who sell Class C shares. TSC also will engage in other distribution related activities, including advertising and other promotional activities. However, the distribution fee paid to TSC is not computed with respect to TSC's actual expenses, and the fees received by TSC may be more or less than its actual distribution expenses. TSC may, but is not obligated to, waive any part or all of its compensation provided for under the Class C Distribution Plan.

The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares. The Funds do not believe that this prohibition will apply to the sales charge described on page 11 or to the plans described above. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the ability of the Funds to market their shares could be impaired to a small extent. In addition, state securities laws on this issue may differ from interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law.

OTHER EXPENSES

While the management and administrative services fees are significant components of the Funds' annual operating costs, each Fund has other expenses as well. These expenses include legal, transfer agency, audit, and custodian fees; transaction costs and commissions for buying and selling portfolio securities; proxy solicitation costs; and the compensation of Trustees who are not affiliated with TMC.

ADDITIONAL INFORMATION

Reports to Shareholders

Shareholders will receive annual reports of their Fund containing financial statements audited by the Funds' independent auditors, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Custodian and Transfer Agent

The Custodian of each Fund's assets is State Street Bank & Trust Co.
National Financial Data Services is the transfer agent for the Funds and performs bookkeeping, data processing and administrative services incident to the maintenance of shareholder accounts.

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by White, Koch, Kelly & McCarthy, Professional Association, Post Office Box 787, Santa Fe, New Mexico 87504-0787.

      <OUTSIDE BACK COVER>
INVESTMENT ADVISER
Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501

DISTRIBUTOR
Thornburg Securities Corporation
119 East Marcy Street, Suite 202
Santa Fe, New Mexico 87501

AUDITOR
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017

CUSTODIAN
State Street Bank & Trust Co.
Boston, Massachusetts

TRANSFER AGENT
State Street Bank & Trust Co.
c/o NFDS Servicing Agent
Post Office Box 419017
Kansas City, Missouri 64141-6017


No dealer, sales representative or any other person has been authorized to give any information or to make any representation not contained in the Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus constitutes an offer to sell securities of the Fund only in those states where the Fund's shares have been registered or otherwise qualified for sale. The Fund will not accept applications from persons residing in states where the Fund's shares are not registered.

                                  [LOGO]

Thornburg Securities Corporation, Distributor
119 East Marcy Street, Santa Fe, New Mexico  87501
(800)847-0200

                        THORNBURG INVESTMENT TRUST

                    STATEMENT OF ADDITIONAL INFORMATION
                                    for

                           THORNBURG VALUE FUND
                       THORNBURG GLOBAL VALUE FUND
                     119 East Marcy Street, Suite 202
                            Santa Fe, NM  87501


     Thornburg Value Fund and Thornburg Global Value Fund (the "Funds") are separate series of Thornburg Investment Trust (the "Trust"). Thornburg Investment Trust was formerly known as "Thornburg Income Trust" until it changed its name on October 1, 1995.

     This Statement of Additional Information relates to the investments proposed to be made by the Funds, investment policies governing the Funds, the Funds' management, and other issues of interest to a prospective purchaser of shares in the Funds.

     This Statement of Additional Information is not a prospectus but should by read in conjunction with the Fund Prospectus dated May 26, 1998. A copy of the Prospectus may be obtained at no charge by writing to the distributor of the Funds' shares, Thornburg Securities Corporation, at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The date of this Statement of Additional Information is May 26, 1998.

                             TABLE OF CONTENTS



INVESTMENT POLICIES AND LIMITATIONS . . . . . . . . . . . . . . . . . . . .1
     Illiquid Investments . . . . . . . . . . . . . . . . . . . . . . . . .3
     Restricted Securities . . . . . . . . . . . . . . . . . . . . . . . . 4
     Swap Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Indexed Securities . . . . . . . . . . . . . . . . . . . . . . . . . .5
     Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . 5
     Reverse Repurchase Agreements . . . . . . . . . . . . . . . . . . . . 6
     Securities Lending . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Lower-Quality Debt Securities . . . . . . . . . . . . . . . . . . . . 7
     Foreign Investments . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . 9
     Limitations on Futures and Options Transactions . . . . . . . . . . .10
     Real Estate-Related Instruments . . . . . . . . . . . . . . . . . . .11
     Futures Contracts . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Futures Margin Payments . . . . . . . . . . . . . . . . . . . . . . .11
     Purchasing Put and Call Options . . . . . . . . . . . . . . . . . . .11
     Writing Put and Call Options . . . . . . . . . . . . . . . . . . . . 12
     Combined Positions . . . . . . . . . . . . . . . . . . . . . . . . . 13
     Correlation of Price Changes . . . . . . . . . . . . . . . . . . . . 13
     Liquidity of Options and Futures Contracts . . . . . . . . . . . . . 13
     OTC Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
     Option and Futures Relating to Foreign Currencies . . . . . . . . . .14
     Asset Coverage for Futures and Options Positions . . . . . . . . . . 14
     Short Sales . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .15

VALUATION OF PORTFOLIO SECURITIES . . . . . . . . . . . . . . . . . . . . 16

PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Yield Calculations . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Total Return Calculations . . . . . . . . . . . . . . . . . . . . . .18
     Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . .18
     Moving Averages . . . . . . . . . . . . . . . . . . . . . . . . . . .19
     Historical Fund Results . . . . . . . . . . . . . . . . . . . . . . .19
     Volatility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Momentum Indicators . . . . . . . . . . . . . . . . . . . . . . . . .20

REPRESENTATIVE PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . .20

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . .21

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . .23

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . . . . . . . . . 24
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
     Capital Gain Distributions . . . . . . . . . . . . . . . . . . . . . 24
     Foreign Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     Tax Status of the Fund . . . . . . . . . . . . . . . . . . . . . . . 25
     Redemptions or Resales . . . . . . . . . . . . . . . . . . . . . . . 25
     Other Tax Information . . . . . . . . . . . . . . . . . . . . . . . .25

TRUSTEES AND OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . 26

PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . 29

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS . . . . . . . .30
     Investment Advisory Agreement . . . . . . . . . . . . . . . . . . . .30
     Administrative Services Agreement . . . . . . . . . . . . . . . . . .32

SERVICE AND DISTRIBUTION PLANS . . . . . . . . . . . . . . . . . . . . . .33
     Service Plans-All Classes . . . . . . . . . . . . . . . . . . . . . .33
     Class C Distribution Plan . . . . . . . . . . . . . . . . . . . . . .33

DESCRIPTION OF THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . .34
     Trust Organization . . . . . . . . . . . . . . . . . . . . . . . . . 34
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . .35
     Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
     Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . .37

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . .37

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .38
     Moody's Investors Service, Inc.'s Corporate Bond Ratings . . . . . . 38
     Standard & Poor's Corporation's Bond Ratings . . . . . . . . . . . . 39

INVESTMENT ADVISOR . . . . . . . . . . .Thornburg Management Co, Inc. (TMC)
DISTRIBUTOR . . . . . .  . . . . . . Thornburg Securities Corporation (TSC)
TRANSFER AGENT . . . . . . . .National Financial Data Services, Inc. (NFDS)

                    INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset, that percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

     Each Fund's respective fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. THE FOLLOWING ARE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. A FUND MAY NOT:

     (1) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result,
(a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that, for Thornburg Global Value Fund, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objectives and substantially similar investment policies as the Fund;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except for temporary or emergency purposes or except in connection with reverse repurchase agreements; in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

     (4) underwrite any issue of securities (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result or ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

     (8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL:

     (i) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Fund may borrow money only (a) from a bank or (b) by engaging in reverse repurchase agreements with any party. The Fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     (v) The Fund does not currently intend to purchase interests in real estate investment trusts that are not readily marketable or interests in real estate limited partnerships that are not listed on an exchange or traded on the NASDAQ National Market System if, as a result, the sum of such interests and other investments considered illiquid under the limitation in the preceding paragraph would exceed the Fund's limitations on investments in illiquid securities.

     (vi) The Fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

     (vii) The Fund does not currently intend to purchase the securities of any issuer (other than securities issue or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Fund does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

     (ix) The Fund does not currently intend to invest in oil, gas or other mineral exploration or development programs or leases.

     (x) The Fund does not currently intend to purchase the securities of any issuer if those officers and Trustees of the trust and those officers and directors of TMC who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities.

For each Fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" beginning on page 10.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Trustees, TMC determines the liquidity of each Fund's investments and, through reports from TMC, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Fund's investments, TMC may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or lender features), and (5) the nature of the market place for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).

     Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also TMC may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund any have to close out the option before expiration.

     In the absence of market quotations, illiquid investments are priced at fair value as determined utilizing procedures and methods reviewed by the Trustees. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund could be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Funds are not limited to any particular form of swap agreement if TMC determines it is consistent with a Fund's investment objective and policies.

     Although swaps can take a variety of forms, typically one party pays fixed and receives floating rate payments and the other party receives fixed and pays floating payments. An interest rate cap is an agreement between two parties over a specified period of time where one party makes payments to the other party equal to the difference between the current level of an interest rate index and the level of the cap, if the specified interest rate index increases above the level of the cap. An interest rate floor is similar except the payments are the difference between the current level of an interest rate index and the level of the floor, if the specified interest rate index decreases below the level of the floor. An interest rate collar is the simultaneous execution of a cap and floor agreement on a particular interest rate index. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. Purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.
A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. The Funds expect to be able to eliminate exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Each Fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

     INDEXED SECURITIES. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increases, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than their underlying instruments.

     REPURCHASE AGREEMENTS. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. A Fund may engage in a repurchase agreements with respect to any security in which it is authorized to invest.

     The Funds may enter into these arrangements with member banks of the Federal Reserve System or any domestic broker-dealer if the creditworthiness of the bank or broker-dealer has been determined by TMC to be satisfactory. These transactions may not provide the Funds with collateral marked-to-market during the term of the commitment.

     A repurchase agreement, which provides a means for a Fund to earn income on funds for periods as short as overnight, is an arrangement under which a Fund purchases a security and the seller agrees, at the time of the sale, to repurchase the security at a specified time and price. The repurchase price may be higher than the purchase price, the difference being interest at a stated rate due to the participating Fund together with the repurchase price on repurchase.

     For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a participating Fund could encounter delay and incur costs before being able to sell the security.
 Delays may involve loss of interest or decline in the price of the underlying security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the underlying security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, TMC seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the security.
 Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

     REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the participating Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by TMC. Such transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage.

     SECURITIES LENDING. Each Fund may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by TMC to be of good standing. Furthermore, they will only be made if, in TMC's judgment, the consideration to be earned from such loans would justify the risk.

     TMC understands that it is the current view of the SEC Staff that the Fund may engage in loan transactions only under the following conditions:
(1) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

     LOWER-QUALITY DEBT SECURITIES. The Fund may purchase lower-quality debt securities (those rated below Baa by Moody's Investors Service, Inc. or BBB by Standard and Poor's Corporation, and unrated securities judged by TMC to be of equivalent quality) that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     While the market for high-yield corporate debt securities has been in existence for may years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above prior levels, although the default rate decreased in 1992 and 1993.

     The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and the Fund's ability to sell these securities. Since the risk of default is higher for lower-quality debt securities, TMC's research and credit analysis are an especially important part of managing securities of this type held by the Fund. In considering investments for the Fund, TMC will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. TMC's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     FOREIGN INVESTMENTS. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.
Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. The costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Custodial and depositary arrangements for the ownership and holding of securities in foreign jurisdictions may not offer the same protections enjoyed in the United States.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that TMC will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

     Either Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts and European Depository Receipts (ADR's and EDR's) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADR's and EDR's are alternatives to the purchase of the underlying securities in their national markets and currencies.

     FOREIGN CURRENCY TRANSACTIONS. Either Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.
 The Funds will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds. The Funds may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

     When a Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by TMC.

     The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge, " would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling for example, by entering into a forward contract to sell deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     A Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in deutschemarks, the Fund could enter into forward contracts to sell deutschemarks and purchase Swiss francs. This type of strategy, sometimes known as a "cross hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

     Successful use of currency management strategies will depend on TMC's skill in analyzing and predicting currency values. Currency management strategies may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as TMC anticipates. For example, if a currency's value rose at a time when TMC had hedged a Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If TMC hedges currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if TMC increases a Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that TMC's use of currency management strategies will be advantageous to the Funds or that it will hedge at an appropriate time.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Neither of the Funds will: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

     The above limitations on the Funds' investments in futures contracts and options, and the Funds' policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as regulatory agencies permit.

     REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

     FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P
500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Funds' investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium).

Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     WRITING PUT AND CALL OPTIONS. When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

     If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received.
 If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the participating Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline.

     At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Funds' current or anticipated investments exactly. Either Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments. Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Funds to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

     OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The staff of the SEC currently takes the position that OTC options are illiquid, and investments by a Fund in those instruments are subject to the Fund's limitation on investing no more than 10% of its assets in illiquid instruments.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. A Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the participating Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Funds may enter into short sales with respect to stocks underlying their convertible security holdings. For example, if TMC anticipates a decline in the price of the stock underlying a convertible security a Fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each of the Funds currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances. When a Fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to continue to hold them while the short sale is outstanding. The Funds will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

                          PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by TMC pursuant to authority contained in the management contract. TMC is also responsible for the placement of transaction orders for other investment companies for which it acts as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, TMC considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of Fund expenses. Generally commissions for foreign investments traded will be higher than for U.S. investments and may not be subject to negotiation. A Fund may execute portfolio transactions with broker-dealers who provide research and execution services to the Fund. Such services may include advice concerning the value of securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by TMC (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by TMC's investment staff based upon the quality of such research and execution services provided.

	The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to TMC in rendering investment management services to the Funds. The receipt of such research has not reduced TMC's normal independent research activities; however, it enables TMC to avoid the additional expenses that could be incurred if TMC tried to develop comparable information through its own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, TMC must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or TMC's overall responsibilities to the Fund.
In reaching this determination, TMC will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     TMC is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other Thornburg funds to the extent permitted by law. TMC may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. TMC may allocate brokerage transactions to broker-dealers who have entered into arrangements with TMC under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees periodically review TMC's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each Fund and review the commissions paid by each Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

     From time to time the Trustees will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Funds may seek to recapture soliciting broker-dealer fees on the tender of portfolio securities.

     Although the Trustees and officers of the Funds may be substantially the same as those of some other mutual funds managed by TMC, investment decisions for each of the Funds are made independently from those of other mutual funds managed by TMC. It sometimes happens that the same security is held in the portfolio of more than one of these funds. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund. When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as one of the Funds is concerned. In other cases, however, the ability of a Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Trustees that the desirability of retaining TMC as investment adviser to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                     VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the U.S. are valued using the official closing price or the last sale price in the principal market where they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price is normally used. Short-term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Convertible securities and fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted, exchange, or over-there counter prices. Securities and other assets for which there is no readily available market will be valued in accordance with procedures approved by the Trustees, or by independent pricing services approved by the Trustees.

     Generally, the valuation of foreign and domestic equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the NYSE. The values of any such securities held by the Funds are determined as of such time for the purpose of computing the Funds' respective net asset values. Foreign security prices are furnished by independent brokers or quotation services which express the value of securities in their local currency. NFDS gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currency into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith in accordance with procedures approved by the Trustees.

                                PERFORMANCE

     The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of the Funds' shares when redeemed may be more or less than their original cost.

     YIELD CALCULATIONS. Yields for each Fund are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's offering price at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In addition, each Fund may use the same method to obtain yields for 90-day or quarterly periods. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the Funds' investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

     Income calculated for the purposes of calculating the Funds' yields differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements.

     Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives.
However, each Fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

     Investors should recognize that in periods of declining interest rates each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates each Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's holdings, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value
(NAV) over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and the average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund. In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking a Fund's maximum sales charge into account. Excluding a Fund's sales charge from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using a Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a Fund and reflects all elements of its return. Unless otherwise indicated, a Fund's adjusted NAV's are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Funds may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted
closing NAV or total return for a specified period.   A short-term moving
average NAV is the average of each day's adjusted closing NAV for a specified period. Moving average activity indicators combine adjusted closing NAV's from the last business day of each week with moving averages for a specified period the produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. Thornburg Value Fund commenced operations October 1, 1995, and Thornburg Global Value Fund commenced operations May 26, 1998. Each Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund ranking prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, each Fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns from stock mutual funds. From time to time, a Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Thornburg funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     The Funds may be compared in advertising to Certificates of Deposit (CD's) or other investments issued by banks or other depository institutions.
 Mutual funds differ from bank investments in several respects. For example, while the Funds may offer greater liquidity or higher potential returns than CD's, neither of the Funds guarantees a shareholder's principal or return, and Fund shares are not FDIC insured.

     TMC may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs bases on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of other Thornburg mutual funds.

     Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets.
 The performance of these capital markets is based on the returns of different indices.

     The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in the capital market may or may not correspond directly to those of each of the Funds. Each Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future, and advertising, sales literature and shareholder reports also may discuss aspects of periodic investment plans, dollar cost averaging and other techniques for investing to pay for education, retirement and other goals.
In addition, each Fund may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques and the desirability of owning a particular mutual fund. Each Fund may present its fund number, Quotron (trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

     VOLATILITY. The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the Funds may also discuss or illustrate examples of interest rate sensitivity.

     MOMENTUM INDICATORS indicate each Fund's price movements over specific periods of time. Each point on the momentum indicator represents a Fund's percentage change in price movements over that period. The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels. The Funds may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                  REPRESENTATIVE PERFORMANCE INFORMATION

 Thornburg Value Fund's total return figures are set forth below for the periods shown ending September 30, 1997. The Fund commenced investment operations and the offering of Class A and Class C shares on October 2, 1995.

The data for Class A shares reflect deduction of the maximum sales charge of 4.50% upon purchase. The one-year total return for Class C shares is adjusted to reflect the 1% contingent deferred sales charge imposed on redemptions of Class C shares within one year of purchase; the data for Class C shares do not reflect deduction of this charge. The data assume reinvestment of all distributions at net asset value.

                              1 Year   5 Years   10 Years   Since Inception
                              ------   -------   --------   ---------------
                   Class A     39.47%    N/A        N/A      31.56%
                   Class C     43.77%    N/A        N/A      33.60%

Thornburg Global Value Fund commenced operations on _______________, 1998, and no performance information was available for the Fund as of the date of this Statement of Additional Information.

              ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Procedures with respect to the manner in which shares of the Funds may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "HOW TO PURCHASE FUND SHARES"

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of the Fund at variations to the public scale:

     (1) Existing shareholders of the Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge.

     (2) A shareholder who redeemed Class A shares of any series of Thornburg Investment Trust or of Thornburg Limited Term Municipal Fund, Inc. may, for two years after the redemption, pay no sales charge on any amounts up to the total redemption proceeds which are reinvested in Class A shares of a Fund, if the original Thornburg shares were held for at least 60 days before the redemption. If the original shares were held for less than 60 days, the shareholder will pay a sales charge on the reinvestment equal to the amount, if any, by which the Fund sales charge exceeds the sales charge paid when purchasing the original shares the redemption proceeds of which are reinvested in Fund shares. The shareholder's financial advisor or the shareholder must notify TSC or the Transfer Agent at the time the order is placed that the purchase qualifies for this variation to the public scale.

     (3) Officers, trustees, directors and employees of TMC, TSC, or any investment companies managed by TMC, or any affiliate of TMC or TSC, or of the Custodian and Transfer Agent, while in such capacity as an officer, trustee, director or employee of those entities, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the public scale.

     The reduced sales charge to the above parties is based upon the Trust's view that these persons' familiarity with and loyalty to the Funds will result in the need for less selling effort by either Fund, such as a solicitation and detailed explanation of the conceptual structure of the Funds, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, which may be required for the sale of shares to the general public. Inclusion of the families of such parties is based on the Trust's view that the same economies exist for sales of shares to family members.

     (4) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for a Fund through a broker/dealer who is a member in good standing with the NASD, their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds for themselves with no sales charge, provided the following conditions are met:
(1) the order must be through a NASD member firm which has entered into a Selected Dealer Agreement with TSC, and (2) the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation from the public scale.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Funds than the general public. In order to sell shares of the Funds to the general public, TSC must inform these individuals about the Funds. Any additional costs to TSC of marketing to these individuals are minimal.

     (5) Customers of bank trust departments and other companies with trust powers and investment advisers who receive compensation on a fee basis (including investment dealers who utilize "wrap fee" arrangements) may purchase shares of the Funds for their customers at no sales charge, provided that such departments or companies notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the public scale. These persons may charge fees to customers for whose account they purchase shares of the Funds.

     (6) Purchases of Class A shares of a Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Fund and such purchases are made by:
(i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     (7) Certain employee benefit plans and insurance company separate accounts used to fund annuity contracts may purchase shares of the Funds at no sales charge. TMC or TSC may pay a sales fee of up to 1% to financial advisors who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase. These plans and accounts must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation from the public scale.

     (8) Charitable organizations, including trusts established for the benefit of charitable organizations, may purchase shares of the Funds at no sales charge. TMC or TSC may pay a sales fee of up to 1% to financial advisors who place orders for these plans. If such a fee is paid, a contingent deferred sales charge of the same percentage will be imposed on any redemption within one year of purchase. These organizations must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation from the public scale.

     The investment decisions of these persons tend to be made by informed advisers or fiduciaries. Typically, these persons are better able than the general public to evaluate quickly the appropriateness of the Funds' investment objectives and performance in light of their customers' goals. In certain cases, these organizations may approach a Fund directly with no solicitation after reading performance data in trade publications.

     (9) No sales charge will be payable at the time of purchase on investments of $1 million or more. However, a CDSC of 1% will be imposed on such investments in the event of a share redemption within 12 months following the share purchase. In determining whether a CDSC is payable, and, if so, the amount of the charge it is assumed that shares not subject to such charge are the first redeemed followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration.

     (10) Shareholders of any fixed income series of Thornburg Investment Trust or of Thornburg Limited Term Municipal Fund, Inc. may elect to have dividends paid with respect to the fixed income series reinvested at no sales charge in shares of either Fund. Shareholders wishing to elect this privilege should contact their financial advisors or TSC. The reason for this exception from the ordinary sales charge is that persons electing the privilege have become familiar with the Thornburg Funds generally, and little or no sales effort is anticipated with respect to these persons.

     (11) Such persons as are determined by the Trustees to have acquired shares under special circumstances not involving any sales expense to the Funds or TSC may purchase shares with no sales charge. Investors seeking the benefit of this paragraph must provide to the Fund and TSC information evidencing qualification for this benefit. The reason for this exception is that little or no sales effort may be required with respect to certain investors.

                     DETERMINATION OF NET ASSET VALUE

     The Funds are open for business and their respective net asset values per share (NAV) are calculated at least once each day the New York Stock Exchange (NYSE) is open for trading. The NYSE customarily closes on the following holidays: New Year's Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). The NYSE may modify its holidays schedule at any time.

     The Funds normally determine their NAVs as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC, and NAV may be calculated more often than once a day for a Fund if the Fund considers this necessary. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Fund's portfolio securities may not occur on days when the Fund is open for business.

     In the prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in TMC's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

                          DISTRIBUTIONS AND TAXES

     DIVIDENDS. A portion of each Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because a Fund may earn other types of income, such as interest income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualify for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividends-received deduction.

     A portion of each Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income and therefore will increase (decrease) dividend distributions. Short-term capital gains are distributed as dividend income.
 The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by a Fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of a Fund and such shares are held 12 months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by a Fund are taxable to shareholders as dividends, not as capital gains.

     FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities typically at a rate between 10% and 35%. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the Value Fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

     TAX STATUS OF THE FUNDS. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as a fiscal year basis.

     REDEMPTIONS OR RESALES. Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs before May 7, 1997, and the shareholder held the shares as a capital asset, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 28% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If the redemption or resale occurs after May 6, 1997, and the shares were held as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and the maximum 28% rate will continue to apply to gains realized on shares held more than 12 months and less than 18 months. However, for shares held as capital assets for more than 18 months, the maximum federal income tax rate is 20%; and is reduced to 10% for gains which otherwise would be taxable at a 15% rate. For taxable years beginning after December 31, 2000, the maximum tax rates for gains on capital assets which are held more than five years are 8% and 18%, instead of the 10% and 20% rates applicable to assets held more than 18 months. Effective for sales charges incurred after October 3, 1989 if the shareholder disposes of shares within 90 days after purchasing them, and later acquires shares for which the sales charge is eliminated or reduced pursuant to a reinvestment right, then the original sales charge to the extent of the reduction is not included in the basis of the shares sold for determining gain or loss. Instead, the reduction is included in determining the basis of the reinvested shares.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Funds and their shareholders.
 The discussion primarily relates to federal income tax consequences affecting individuals, and tax consequences to investors who are not individuals could be very different. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions, and capital gains on dispositions of shares; moreover, their shares may be subject to state and local property taxes. Investors should consult their tax advisers to determine whether a Fund is suitable for their particular tax situation.

                           TRUSTEES AND OFFICERS

     The management of the Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreements, is the responsibility of its Trustees. There are five Trustees, one of whom is an "interested person." The names of the Trustees and officers and their principal occupations and other affiliations during the past five years are set forth below, with the Trustees who are "interested persons" of the Trust indicated by an asterisk:

Name / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------

H. Garrett Thornburg, Jr.,* 51 / Trustee, President / Director, Chairman (since January of 1987) and Treasurer of Thornburg Limited Term Municipal Fund, Inc. (a mutual fund investing in certain municipal securities) since its inception in 1984; Chairman and Director of Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; Director and Treasurer of TMC since its formation in 1982 and President from 1982 to August 1997.

David A. Ater, 51 / Trustee / Principal in Ater & Ater Associates, Santa Fe, New Mexico (developer, planner and broker of residential and commercial real estate) since 1990; owner, developer and broker for various real estate projects; Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since 1994.

J. Burchenal Ault, 70 / Trustee / Independent Fund Raising Counsel, May 1986 to present; Trustee, Woodrow Wilson International Center for Scholars; Director of Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Forrest S. Smith, 66 / Trustee / Attorney in private practice and shareholder Catron, Catron & Sawtell (law firm), Santa Fe, New Mexico, 1988 to present.

James W. Weyhrauch, 38 / Trustee / Executive Vice President and Director, Nambe' Mills, Inc. (manufacturer), Santa Fe, New Mexico, 1986 to present.

Brian J. McMahon, 41 / Vice President and Assistant Secretary / President of Thornburg Limited Term Municipal Fund, Inc. since January, 1987; Managing Director of TMC since December 1985, President of TMC since August 1997 and a Vice President from April 1984 to August 1997.

Steven J. Bohlin, 38 / Vice President and Treasurer / Vice President of Thornburg Limited Term Municipal Fund, Inc. since November 1988; a Managing Director and a Vice President of TMC.

Dawn B. Fischer, 50 / Secretary and Assistant Treasurer / Secretary, Thornburg Limited Term Municipal Fund, Inc. since its formation in 1984; Vice President, Daily Tax Free Income Fund, Inc. since 1989; Managing Director of TMC since 1985 and a Vice President since January 1984.

William Fries, 57 / Vice President / Managing Director of TMC since May 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since June 1995; Vice President of USAA Investment Management Company from 1982 to 1995.

Ken Ziesenheim, 43 / Vice President / Managing Director of TMC since 1995 and Vice President of Thornburg Limited Term Municipal Fund, Inc. since 1995; President of Thornburg Securities Corporation since 1995; Senior Vice President of Financial Services, Raymond James & Associates, Inc. from 1991 to 1995.

George Strickland, 34 / Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since July 1991 and a Managing Director commencing in 1996.

Susan Rossi, 36 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since July 1992; Associate of TMC since June 1990.

Jonathan Ullrich, 28 / Assistant Vice President / Assistant Vice President of Thornburg Limited Municipal Fund, Inc. since July 1992.

Jack Lallement, 58 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 26 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1993; BBA, University of New Mexico, 1993.

Van Billops, 31 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Fund Accountant for TMC since 1992.

Dale Van Scoyk, 50 / Assistant Vice President / Assistant Vice President of Thornburg Limited Term Municipal Fund, Inc. since September 1997; Account Manager for TMC since 1997; National Account Manager for the Heartland Funds 1993 - 1997.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director of TSC. Mr. Ziesenheim and Ms. Fischer are, respectively, president and secretary of TSC.

     The officers and Trustees affiliated with TMC will serve without any compensation from the Trust. The Trust currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish,, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year ended September 30, 1997, the Trust paid the following amounts as compensation to Trustees:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
           Compensation  Accrued as        Benefits       from Trust and
           from          Part of           Upon           Fund Complex
Trustee    Trust         Fund Expenses     Retirement     Paid to Trustee
--------   ------------  -------------     -------------  ---------------
David A.       $7,000      - 0 -             - 0 -         $7,000
Ater

J. Burchenal   $7,000      - 0 -             - 0 -        $13,000
Ault

Forrest S.     $7,000      - 0 -             - 0 -         $7,000
Smith

James W.       $5,500      - 0  -            - 0 -         $5,500
Weyhrauch

The Trust does not pay retirement or pension benefits.

                      PRINCIPAL HOLDERS OF SECURITIES

     As of November 14, 1997, the Value Fund had 3,972,379 shares outstanding. As of the same date, officers and Trustees of the Trust, as a group (together with family members) owned themselves or through affiliated persons 485,454 shares of the Fund, representing 12.22% of the Value Fund's outstanding shares on that date. As of November 14, 1997, the following persons owned, beneficially or of record, 5% or more of the Value Fund's outstanding shares:

                                                       No. of      % of
          Shareholder                                  Shares   Total Shares
          -----------                                  ------   ------------
          H. Garrett Thornburg, Jr.                    382,609 <F1>  9.63%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

          Brian J. McMahon                             251,770 <F2>  6.34%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

          Dawn B. Fischer                              198,953 <F3>  5.01%
          119 East Marcy Street
          Santa Fe, New Mexico  87501

<F1> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Mr. Thornburg is a trustee and holds shared voting and investment powers) and 88,686 shares owned by Thornburg Management Company, Inc.
<F2> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Mr. McMahon is a trustee and holds shared voting and investment powers) and 29,453 shares owned by Thornburg Descendants Trust (as to which Mr. McMahon is a trustee and holds shared voting and investment powers).
<F3> Total includes 130,088 shares owned by the Thornburg Management Company,
     Inc. Profit Sharing Plan (as to which Ms. Fischer is a trustee and holds shared voting and investment powers), 29,453 shares owned by Thornburg Descendants Trust (as to which Ms. Fischer is a trustee and holds shared voting and investment powers) and 37,577 shares owned by the Lloyd Thornburg Irrevocable Trust (as to which Ms. Fischer is trustee and holds voting and investment powers).

     As of May 26, 1998, the commencement of the Global Value Fund's investment operations, the Fund had 4.188 Class A shares outstanding, and
4.188 Class C shares outstanding, all of which were owned by Dawn B. Fischer.

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Advisory Agreement

     Pursuant to the Investment Advisory Agreement, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 ("TMC"), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of the Funds in accordance with the Funds' respective investment objectives and policies, subject to the general supervision and control of the Funds' Trustees.

     TMC is investment adviser for Thornburg Limited Term Municipal Fund, Inc., a series investment company with two fund series, Thornburg Limited Term Municipal Fund National Portfolio and Thornburg Limited Term Municipal Fund California Portfolio. TMC also acts as investment adviser for Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Florida Intermediate Municipal Fund, separate series of the Trust. TMC is also a sub-adviser for Daily Tax-Free Income Fund, Inc., a registered investment company.

     Pursuant to the Investment Advisory Agreement, each Fund pays to TMC a monthly management fee at an annual percentage rate of the daily average net assets of the Fund, applied in accordance with the following table, in consideration of the services and facilities furnished by TMC. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

                    Net Assets                    Annual Rate
                    ----------                    -----------
                    0 to $500 Million               .875%
                    $500 million to $1 billion      .825%
                    $1 billion to $1.5 billion      .775%
                    $1.5 billion to 2.0 billion     .725%
                    More than $2.0 billion          .675%

     In addition to TMC's fee, each Fund will pay all other costs and expenses of its operations. Each Fund also will bear the expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, including legal fees.

     The Value Fund commenced operations on October 2, 1995, and paid to TMC advisory fees aggregating $37,126 for the year ended September 30, 1996. TMC waived advisory fees aggregating $64,178 for the same period. The Value Fund paid to TMC advisory fees aggregating $376,424 for the year ended September 30, 1997 and TMC waived no advisory fees for the period. The Global Value Fund commenced operations on May 26, 1998.

     TMC may (but is not obligated to) waive its rights to any portion of its fees in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares.

     The Investment Advisory Agreement was approved for the Value Fund on June 7, 1995 and for the Global Value Fund on March 10, 1998, in each case by the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or TMC. The Agreement became effective for the Value Fund on September 30, 1995 and for the Global Value Fund on May 22, 1998. The initial term of this Agreement for each Fund was for two years, with extensions for successive 12-month periods, provided that each such continuation for each Fund is approved at least annually by a majority of the Trustees who are not "interested" within the meaning of the Investment Company Act of 1940 or by a vote of the majority of the Fund's shares then outstanding. The Agreement was restated for the Value Fund as of July 1, 1996, as approved by the shareholders at a special meeting on April 16, 1996, to provide for a reduction in the investment management fee, and to provide that certain administrative services thereafter will be provided pursuant to Administrative Services Agreements, described below. The Agreement may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Agreement further provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties under the Agreement, TMC will not be liable for any action or failure to act in accordance with its duties thereunder.

     The Trust and TMC have agreed that TMC will perform for the Trust certain telephone answering services previously performed by the Trust's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Trust or its transfer agent by shareholders, securities dealers and others through the Trust's toll free number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Trust's current prospectuses, and performing such other, similar functions as the Trust may reasonably prescribe from time to time. The Trust will pay one dollar for each telephone call, which was the charge previously imposed by the Trust's transfer agent for this service. TMC will not receive any profit from providing this service.

     H. Garrett Thornburg Jr., Chairman and a Trustee of the Trust, is also the sole Director and controlling stockholder of TMC.

Administrative Services Agreement

     Administrative services are provided to each class of shares issued by each Fund under an Administrative Services Agreement which requires the delivery of administrative functions necessary for the maintenance of the shareholders of the class, supervision and direction of shareholder communications, assistance and review in preparation of reports and other communications to shareholders, administration of shareholder assistance, supervision and review of bookkeeping, clerical, shareholder and account administration and accounting functions, supervision or conduct of regulated regulatory compliance and legal affairs, and review and administration of functions delivered by outside service providers to or for shareholders, and other related or similar functions as may from time to time be agreed. The Administrative Services Agreement specific to each Fund's Class A shares and Class C shares provides that each class will pay a fee calculated at an annual percentage of .125% of the class's average daily net assets, paid monthly, together with any applicable sales or similar tax. For the fiscal year ended September 30, 1996, the Value Fund paid TMC under the Administrative Service Agreement applicable to Class A and Class C shares, $4,253 and $358, respectively. For the fiscal year ended September 30, 1997, the Value Fund paid TMC under the Administrative Services Agreements applicable to Class A and Class C shares $48,098 and $5,667, respectively. Services are currently provided under these agreements by TMC. The agreements applicable to each class may be terminated by either party, at any time without penalty, upon 60 days' written notice, and will terminate automatically upon assignment. Termination will not affect the service provider's right to receive fees earned before termination. The agreements further provide that in the absence of willful misfeasance, bad faith or gross negligence on the part of the service provider, or reckless disregard of its duties thereunder, the provider will not be liable for any action or failure to act in accordance with its duties thereunder.

                      SERVICE AND DISTRIBUTION PLANS

Service Plans-All Classes

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Service Plan") which is applicable to Class A and Class C shares of the Fund. The Plan permits each Fund to pay to TMC (in addition to the management fee and reimbursements described above) an annual amount not exceeding .25 of 1% of the Fund's assets to reimburse TMC for specific expenses incurred by it in connection with certain shareholder services and the distribution of that Fund's shares to investors. For the fiscal year ended September 30, 1996, the Value Fund paid to TMC $24,457 under the Class A Service Plan and $63 under the Class C Service Plan. For the fiscal year ended September 30, 1997, the Value Fund paid to TMC $96,195 under the Class A Service Plan and $11,354 under the Class C Service Plan. TMC may, but is not required to, expend additional amounts from its own resources in excess of the currently reimbursable amount of expenses. Reimbursable expenses include the payment of amounts, including incentive compensation, to securities dealers and other financial institutions, including banks (to the extend permissible under the Glass-Steagall Act and other federal banking laws), for administration and shareholder services. The nature and scope of services provided by dealers and other entities likely will vary from entity to entity, but may include, among other things, processing new account applications, preparing and transmitting to the Transfer Agent data respecting shareholder account transactions, and serving as a source of information to customers concerning a Fund and transactions with the Fund. The Service Plan does not provide for accrued but unpaid reimbursements to be carried over and paid to TMC in later years.

Class C Distribution Plan

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of the Fund ("Class C Distribution Plan"). The Class C Distribution plan provides for each Fund's payment to TSC on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares. For the fiscal year ended September 30, 1996, the Value Fund paid to TSC $7,064 under the Class C Distribution Plan, and for the fiscal year ended September 30, 1997, the Value Fund paid to TSC $34,063 under the same Plan.

     The purpose of the Class C Distribution Plan for each Fund is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan.
 TSC also may incur additional distribution-related expenses in connection with its promotion of Class C shares sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares.

     The Glass-Steagall Act prohibits certain banks from underwriting mutual fund shares, but the Trust does not believe that this prohibition will apply to the arrangements described in the Plans. However, no assurance can be given that the Glass-Steagall Act will not be interpreted so as to prohibit these arrangements. In that event, the Funds' ability to market their shares could be impaired to a small extent. The Trust does not foresee that it will give preference to banks or other depository institutions which receive payments from TMC when selecting investments for the Funds.

     Each Plan continues in effect for periods of 12 months each unless terminated pursuant to its terms and may be continued from year to year thereafter, provided that the continuance is approved at lease annually by a vote of a majority of the Trustees, including a majority of the independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. Each Plan also may be terminated at any time, without penalty, if a majority of the independent Trustees or shareholders of a Fund class vote to terminate the Plan for that class. So long as a Plan is in effect, the selection and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may not be amended to increase materially the amount of a Fund's payments thereunder without approval of the shareholders of the affected classes. Under each Plan, a Fund, by a vote of a majority of the independent Trustees or of the holders of a majority of the outstanding shares, may terminate the provisions retaining the services of TMC or TSC under the Plan, whichever is applicable, without penalty. The Trustees have the authority to approve continuance of the Plan without similarly approving a continuance of the provisions retaining TMC or TSC thereunder.

     To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it will remain in effect as such, so as to authorize the use of the participating Fund's assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it will terminate automatically in the event of an "assignment." Upon termination, no further payments may be made under the agreement except for amounts previously accrued by unpaid. A Fund may continue to make payments pursuant to the Plan of the amounts authorized to be paid, which may or may not be to TMC or TSC, as the case may be, or the adoption of other similar arrangements, in each case by the Funds' Trustees, including a majority of the independent Trustees by vote cast in person at a meeting called for that purpose.

     Information regarding the services rendered under the Plan and the amounts paid therefor is provided to, and reviewed by, the Trustees on a quarterly basis. In their quarterly review, the Trustees consider the continued appropriateness of the Plan and the level of compensation provided therein.

                         DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. Each of the Funds is a separate series of Thornburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust on June 3, 1987. Currently, there are 14 series of the Trust, eight of which are active. The Declaration of Trust permits the Trustees to create additional fund series and classes of shares.

     In the event that TMC ceases to be the investment adviser to the Trust or the Funds, the right of the Trust or Fund to use the identifying name "Thornburg" may be withdrawn.

     The assets of the Trust received for the issue or sale of shares of each Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to that Fund and with a share of the general expense of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective series and classes, except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     Each of the Funds may in the future, rather than invest in securities generally, seek to achieve its investment objectives by pooling its assets with assets of other funds for investment in another investment company having the same investment objective and substantially similar investment policies and restrictions as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce cost. It is expected that any such investment company would be managed by TMC in a manner substantially similar to the corresponding Fund. Shareholders of each Fund would receive prior written notice of any such investment, but would not be entitled to vote on the action. Such an investment would be made only if at least a majority of the Trustees determined it to be in the best interest of the participating Fund and its shareholders.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. TMC believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. Each Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value per share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as a set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or a Fund may, as set forth in the Declaration of Trust, call meetings of the Trust or the Fund, as the case may be, for any purpose related to the Trust or the Fund, as the case may be, including in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees.

     CUSTODIAN. State Street Bank and Trust, Boston, Massachusetts, is custodian of the assets of the Funds. The Custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. The Funds may, however, invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Thornburg Securities Corporation ("TSC") acts as the distributor of Fund shares. The Funds do not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the Funds with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     The following table shows the commissions and other compensation received by TSC from the Value Fund for the fiscal years ending September 30, 1996 and 1997, except for compensation or other amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution
Plans."   The Global Value Fund commenced operations on May 26, 1998.

Thornburg Value Fund
                                                     Net Underwriting
                    Aggregate      Discounts and     Compensation on
                    Underwriting   Commissions       Redemptions and     Brokerage     Other
Year Ended          Commissions    Paid to TSC       Repurchases         Commissions   Compensation
----------          ------------   -------------     ----------------    -----------   ------------
September 30, 1996                  22,669                 604.00          - 0 -            *

September 30, 1997   $872,911       99,848                 740.00          - 0 -            *

* See "Service and Distribution Plans


     H. Garrett Thornburg Jr. President, Treasurer and a Trustee of the Funds, is also Director and controlling stockholder of TSC.

                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, is the independent auditor of the Funds for the fiscal year ending September 30, 1998. Shareholders will receive semi-annual unaudited financial statements, and annual financial statements audited by the independent auditors.

                           	FINANCIAL STATEMENTS

     Statement of Assets and Liabilities including Schedule of Investments as of September 30, 1997, Statement of Operations for the year ended September 30, 1997, Statement of Changes in Net Assets for the two years ended September 30, 1997, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report dated October 24, 1997, for Thornburg Value Fund are incorporated herein by reference from the Fund's 1997 Annual Report to Shareholders.

                                 APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:

     AAA- Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A-   Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA- Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interests payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA- Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-   Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     CAA- Bonds rated Caa are of poor standing. Such issues may be in default or there may me present elements of danger with respect to principal or interest.

     CA- Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-coming.

     C-   Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicated that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S BOND RATINGS:

     AAA- Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A-   Debt rated A has strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     BB- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B-   Debt rated B has a greater vulnerability to default but currently has the capacity to met interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

     CCC- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     CC- Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

     C-   The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI- The rating CI is reserved for income bonds on which no interest is being paid.

     D-   Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.